                                                                                                                     EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Berry Plastics Corporation (the “Registrant”) on Form 10-K for the fiscal year ended October 1, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jonathan D. Rich, Chairman and Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Jonathan D. Rich
Jonathan D. Rich
Chairman and Chief Executive Officer

Date:           December 19, 2011